UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2014

SOUTHWEST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-34110	73-1136584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

608 South Main Street, Stillwater, Oklahoma	74074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 742-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 9, 2014, the Company issued a press release announcing its plan to release its fourth quarter 2013 results after the close of the market on Tuesday, January 21, 2014.  The Company announced that it will host an investor conference call and webcast to review the results on Wednesday, January 22, 2014, at 8:30 a.m. Central Time.  The webcast will include a slide presentation which consists of information regarding the Company's operating and growth strategies and financial performance.  The presentation materials will be posted on the Company's website on January 22, 2014.  The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits:

99.1:Press Release dated January 9, 2014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 9, 2014

SOUTHWEST BANCORP, INC. By: /s/ Joe T. Shockley Name: Joe T. Shockley Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description	Method of Filing

99.1	Press Release dated January 9, 2014	Filed herewith electronically